Cable One™

Investor Presentation

November 2020

Disclaimer

This presentation has been prepared by Cable One, Inc. ("Cable One," "us," "our," "we" or the "Company"). The information contained in this presentation is for informational purposes only. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. This presentation has been prepared without taking into account the investment objectives, financial situation or particular needs of any particular person.

No representation or warranty, expressed or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions or conclusions contained in this presentation. To the maximum extent permitted by law, none of Cable One, its directors, employees or agents, nor any other person, accepts any liability, including, without limitation, any liability arising out of fault or negligence for any loss arising from the use of the information contained in this presentation.

This presentation contains "forward-looking statements" that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the Company's industry, business, strategy, acquisitions and strategic investments, dividend policy, financial results and financial condition as well as anticipated impacts from the COVID-19 pandemic on the Company and future responses. Forward-looking statements often include words such as "will," "should," "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company's actual results may vary materially from those expressed or implied in its forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by the Company or on its behalf. Important factors that could cause the Company's actual results to differ materially from those in its forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, which are discussed in the Company's latest Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2020 (the "Third Quarter 2020 Form 10-Q") as filed with the Securities and Exchange Commission (the "SEC"): the duration and severity of the COVID-19 pandemic and its effects on the Company's business, financial condition, results of operations and cash flows; rising levels of competition from historical and new entrants in the Company's markets; recent and future changes in technology; the Company's ability to continue to grow its business services products; increases in programming costs and retransmission fees; the Company's ability to obtain hardware, software and operational support from vendors; the effects of any acquisitions and strategic investments by the Company; risks relating to the Company's initial minority ownership position in MBI, including its ability to appoint only a minority of members of the board of managers of MBI, the fact that the managers of MBI will not owe the same fiduciary duties to the Company that directors of a corporation would owe to stockholders, and the limited category of transactions for which the Company's consent will be needed under MBI's operating agreement; uncertainties related to the exercise of the call option or the put option in the MBI investment, including the Company's ability to finance the purchase of the remaining membership interests in MBI on terms acceptable to the Company or at all; risks that the Company's rebranding may not produce the benefits expected; damage to the Company's reputation or brand image; risks that the implementation of the Company's new enterprise resource planning system disrupts business operations; adverse economic conditions; the integrity and security of the Company's network and information systems; the impact of possible security breaches and other disruptions, including cyber-attacks; the Company's failure to obtain necessary intellectual and proprietary rights to operate its business and the risk of intellectual property claims and litigation against the Company; the Company's ability to retain key employees; legislative or regulatory efforts to impose network neutrality and other new requirements on the Company's data services; additional regulation of the Company's video and voice services; the Company's ability to renew cable system franchises; increases in pole attachment costs; changes in local governmental franchising authority and broadcast carriage regulations; the potential adverse effect of the Company's level of indebtedness on its business, financial condition or results of operations and cash flows; the restrictions the terms of the Company's indebtedness place on its business and corporate actions; the possibility that interest rates will rise, causing the Company's obligations to service its variable rate indebtedness to increase significantly; the Company's ability to incur future indebtedness, including the expected timing for closing of the Company's offering of $650 million of 4.0% senior notes due 2030 (the "Notes Offering"); fluctuations in the Company's stock price; the Company's ability to continue to pay dividends; dilution from equity awards and potential stock issuances; provisions in the Company's charter, by-laws and Delaware law that could discourage takeovers and limit the judicial forum for certain disputes and the liabilities for directors; and the other risks and uncertainties detailed from time to time in the Company's filings with the SEC, including but not limited to its latest Annual Report on Form 10-K and the Third Quarter 2020 Form 10-Q as filed with the SEC.

Any forward-looking statements made by the Company in this presentation speak only as of the date on which they are made. The Company is under no obligation, and expressly disclaims any obligation, except as required by law, to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Disclaimer

Except as otherwise expressly provided, all information herein speaks only as of (1) the date hereof, in the case of information about Cable One, or (2) the date of such information, in the case of information from persons other than Cable One. Cable One undertakes no duty to update or revise the information contained herein, publicly or otherwise. Estimates regarding our industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

The financial data for Cable One in this presentation has been derived from audited financial statements for each of the three years in the period ended December 31, 2019, included in Cable One's Annual Report on Form 10-K for the year ended December 31, 2019. The financial data for Cable One in this presentation from and as of any prior and subsequent periods was derived from unaudited financial statements. Historical results for Cable One reflect (1) certain retrospective adjustments as a result of the adoption of the new revenue recognition accounting standard in 2018 as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, (2) the impact of the revision of the Company's previously reported financial results as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, and (3) the impact of the operations of RBI Holding LLC (NewWave Communications), Delta Communications, L.L.C. (Clearwave Communications), Fidelity Communications Co.'s data, video and voice business and certain related assets (collectively, "Fidelity Communications"), and Valu-Net LLC for the periods since completion of their respective acquisitions (May 1, 2017; January 8, 2019; October 1, 2019; and July 1, 2020, respectively).

Certain financial information in this presentation is presented on an "LQA" or "Illustrative LQA Q3 2020" basis. References to "LQA" and "Illustrative LQA Q3 2020" refer to our financial results for the three months ended September 30, 2020 on an annualized basis (i.e., our quarterly results multiplied by four, except for applicable margins and percentages, which are calculated using Illustrative LQA Q3 2020 amounts). Such amounts are illustrations only and are not reflective of actual or projected results; in particular, such amounts do not reflect the impact of any acquisitions or divestitures consummated since September 30, 2020. For example, Illustrative LQA Q3 2020 information does not include the impact of the contribution of the Company's Anniston, Alabama system (the "Anniston System") to Hargray Communications effective October 1, 2020, and the Company's results beginning in the fourth quarter of 2020 will exclude the results of the Anniston System. The Anniston System had approximately 18,000 residential data customers as of September 30, 2020 and Illustrative LQA Q3 2020 revenue of $38 million. Such results are not equivalent to our actual full-year 2020 results. Our actual full-year 2020 results are not reflected in these illustrations and actual full-year 2020 results are expected to be materially different from these illustrations. You should not rely on these illustrative results.

Use of Non-GAAP Financial Measures

The Company uses certain measures that are not defined by generally accepted accounting principles in the United States ("GAAP") to evaluate various aspects of its business. Adjusted EBITDA (labeled "Adj EBITDA" in this presentation), Adjusted EBITDA Margin (labeled "Adj EBITDA Margin" in this presentation), Adjusted EBITDA less capital expenditures (labeled "Adj EBITDA less Capex" in this presentation), and capital expenditures as a percentage of Adjusted EBITDA are non-GAAP financial measures and should be considered in addition to, not as superior to, or as a substitute for, net income, net profit margin, net cash provided by operating activities or capital expenditures as a percentage of net income reported in accordance with GAAP. Adjusted EBITDA and Adjusted EBITDA less capital expenditures are reconciled to net income, Adjusted EBITDA Margin is reconciled to net profit margin, and capital expenditures as a percentage of Adjusted EBITDA is reconciled to capital expenditures as a percentage of net income. Adjusted EBITDA less capital expenditures is also reconciled to net cash provided by operating activities. These reconciliations are included in the Appendices to this presentation.

"Adjusted EBITDA" is defined as net income plus interest expense, income tax provision (benefit), depreciation and amortization, equity-based compensation, severance expense, (gain) loss on deferred compensation, acquisition-related costs, (gain) loss on asset sales and disposals, system conversion costs, rebranding costs, other (income) expense and other unusual expenses, as provided in the Appendices to this presentation. As such, it eliminates the significant non-cash depreciation and amortization expense that results from the capital-intensive nature of the Company's business as well as other non-cash or special items and is unaffected by the Company's capital structure or investment activities. This measure is limited in that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues and the Company's cash cost of debt financing. These costs are evaluated through other financial measures.

"Adjusted EBITDA Margin" is defined as Adjusted EBITDA divided by total revenues.

"Adjusted EBITDA less capital expenditures," when used as a liquidity measure, is calculated as net cash provided by operating activities excluding the impact of capital expenditures, interest expense, income tax provision (benefit), changes in operating assets and liabilities, change in deferred income taxes and other unusual expenses, as provided in the Appendices to this presentation.

"Capital expenditures as a percentage of Adjusted EBITDA" is defined as capital expenditures divided by Adjusted EBITDA.

The Company uses Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA less capital expenditures and capital expenditures as a percentage of Adjusted EBITDA to assess its performance, and it also uses Adjusted EBITDA less capital expenditures as an indicator of its ability to fund operations and make additional investments with internally-generated funds. In addition, Adjusted EBITDA generally correlates to the measure used in the leverage ratio calculations under the Company's credit facilities to determine compliance with the covenants contained in the Company's credit agreement. Adjusted EBITDA and capital expenditures are also significant performance measures used by the Company in its annual incentive compensation program. Adjusted EBITDA does not take into account cash used for mandatory debt service requirements or other non-discretionary expenditures, and thus does not represent residual funds available for discretionary uses.

The Company believes that Adjusted EBITDA, Adjusted EBITDA Margin, and capital expenditures as a percentage of Adjusted EBITDA are useful to investors in evaluating the operating performance of the Company. The Company believes that Adjusted EBITDA less capital expenditures is useful to investors as it shows the Company's performance while taking into account cash outflows for capital expenditures and is one of several indicators of the Company's ability to service debt, make investments and/or return capital to its stockholders.

Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA less capital expenditures, capital expenditures as a percentage of Adjusted EBITDA and similar measures with similar titles are common measures used by investors, analysts and peers to compare performance in the Company's industry, although the Company's measures of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA less capital expenditures, and capital expenditures as a percentage of Adjusted EBITDA may not be directly comparable to similarly titled measures reported by other companies.

Cable One at a Glance

Business Description

- Integrated provider of high-speed data (HSD), video & voice services
- Presence in 21 Western, Midwestern and Southern states
  - 78% of customers located in 7 states: AZ, ID, IL, MS, MO, OK & TX [1]
- Consistent track record of long-term financial and operating success
- Differentiated operating philosophy

Differentiated Strategy

- Pioneer of HSD-centric model
- Rural footprint with favorable competitive dynamics
- Continuous operational improvement mindset

Key Statistics [2]

$1,356mm Illustrative LQA Q3 2020 Revenue	**$697mm** Illustrative LQA Q3 2020 Adj. EBITDA	**51%** Illustrative LQA Q3 2020 Adj. EBITDA Margin
$399mm Illustrative LQA Q3 2020 Adj. EBITDA - Capex	**71%** % Non-Video customers [1]	**69%** Residential HSD and Business Services Revenue as a Percentage of Total Revenue [1]

Q3 2020 Revenue Distribution [1]


Residential Voice 3%
Other 3%
Residential Video 25%
Business Services 18%
Residential HSD 51%

Residential HSD and Business Services represented ~69% of revenue

Track record of focus on profitable customers – we count cash flow, not subscribers

Note: See the Disclaimer for further information on information presented as of September 30, 2020 and on an Illustrative LQA Q3 2020 basis.
[1] As of September 30, 2020.

Cable One Financial Snapshot


Revenue ($mm)
$960
$1,072
$1,168
$1,356
2017
2018
2019
Illustrative LQA Q3 2020
% growth
17.2%
11.7%
9.0%
16.1%


Adj. EBITDA ($mm)
$444
$501
$569
$697
2017
2018
2019
Illustrative LQA Q3 2020
% growth
24.7%
12.8%
13.6%
22.6%


Capex ($mm)
$179
$218
$262
$298
2017
2018
2019
Illustrative LQA Q3 2020
% of Adj. EBITDA
40.4%
43.5%
46.1%
42.8%


Adj. EBITDA – Capex ($mm)
$264
$283
$307
$399
2017
2018
2019
Illustrative LQA Q3 2020
% of Adj. EBITDA
59.5%
56.5%
54.0%
57.2%

Note: See the Disclaimer for further information on information presented on an Illustrative LQA Q3 2020 basis.

Mega Broadband Investments ("MBI") Transaction

MBI overview

- Formed through a series of acquisitions unified under the Vyve Broadband brand
- Provides HSD, television and voice services to residential and business customers in small to middle-sized markets and rural geographies
- Network passes ~638k homes [(1)]
- Capable of delivering Gigabit speeds across footprint

MBI Financial and Operating Statistics [(1)]

$258mm Illustrative LQA Q3 2020 Revenue	**31%** HSD Penetration	**4,100+** Fiber route miles
201k HSD Customers	**17%** Business Services Revenue as a Percentage of Total Revenue	**15,800** Network plant miles

Combined footprint

NORTHLAND

Acquired October 2018

EAGLE

Broadband assets

Acquired August 2019

Vyve

Acquired November 2019



CABO
MBI

Key considerations

Transaction structure

- Acquisition of 45% of the equity of MBI
- Call option to acquire remaining 55% at a multiple of Adjusted EBITDA beginning in 2023

Strategic rationale

- Similar HSD-centric strategy
- Operates across rural communities

Financial considerations

- To be financed with cash on hand and a portion of the net proceeds from the Notes Offering

(1) See the Disclaimer for further information on information presented on an Illustrative LQA Q3 2020 basis. Operating statistics and other financial information are as of September 30, 2020.

Other Strategic Transactions

HARGRAY

- Contribution of Cable One's Anniston, Alabama system to Hargray for a <20% minority interest
- Anniston System had ~18k residential HSD customers and Illustrative LQA Q3 2020 revenue of $38mm as of September 30, 2020
- Leverages Hargray's scale in a region where Cable One currently has limited presence

WISPER INTERNET / NEXTLINK INTERNET MADE EASY

- Minority equity investments into two fixed wireless providers
- ~$27mm investment in Nextlink for <10%; ~$25mm investment in Wisper for ~40%
- CAF II winners in states in which Cable One also provides service; Allows Cable One to more economically reach customers just outside of footprint

ValuNet FIBER

- Acquisition of an all-fiber internet provider in Kansas
- ~$39mm purchase price; Generated Illustrative LQA Q3 2020 revenue of ~$13mm
- Anticipate increasing Adj. EBITDA Margins over time to align with Cable One

Note: See the Disclaimer for further information on information presented on an Illustrative LQA Q3 2020 basis.

Appendices

- **Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDA less Capital Expenditures; and Net Profit Margin to Adjusted EBITDA Margin**
- **Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA less Capital Expenditures**

Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDA less Capital Expenditures; and Net Profit Margin to Adjusted EBITDA Margin

	Year Ended December 31,				
($mm)	2017	2018	2019	Q3 2020	Illustrative LQA Q3 2020
Revenue	**$960**	**$1,072**	**$1,168**	**$339**	**$1,356**
Net income	$235	$165	$179	$66	$265
Net profit margin	*24.5%*	*15.4%*	*15.3%*	*19.6%*	*19.6%*
Interest expense	47	60	72	18	70
Income tax provision (benefit)	(45)	47	55	16	62
Depreciation and amortization	182	198	217	71	286
Equity-based compensation	11	10	12	4	15
Severance expense	6	2	0	-	-
Loss on deferred compensation	3	0	0	0	0
Acquisition-related costs	6	2	10	1	2
Loss on asset sales and disposals, net	1	14	7	2	6
System conversion costs	-	5	5	0	1
Rebranding costs	-	1	7	1	2
Other (income) expense, net	(1)	(4)	5	(3)	(13)
Adjusted EBITDA	**$444**	**$501**	**$569**	**$174**	**$697**
Adjusted EBITDA margin	*46.2%*	*46.7%*	*48.7%*	*51.4%*	*51.4%*
Less: Capital expenditures	$179	$218	$262	$75	$298
Capital expenditures as a percentage of net income	*76.3%*	*132.2%*	*146.9%*	*112.5%*	*112.5%*
Capital expenditures as a percentage of Adjusted EBITDA	*40.4%*	*43.5%*	*46.1%*	*42.8%*	*42.8%*
Adjusted EBITDA less capital expenditures	**$264**	**$283**	**$307**	**$100**	**$399**

Note: See the Disclaimer for further information on information presented for the years ended December 31, 2017, 2018, and 2019, Q3 2020, and on an Illustrative LQA Q3 2020 basis. Numbers may not sum due to rounding.

Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA less Capital Expenditures

	Year Ended December 31,				Illustrative
($mm)	2017	2018	2019	Q3 2020	LQA Q3 2020
Net cash provided by operating activities	**$324**	**$408**	**$492**	**$127**	**$506**
Capital expenditures	(179)	(218)	(262)	(75)	(298)
Interest expense	47	60	72	18	70
Amortization of debt issuance costs	(3)	(4)	(5)	(1)	(4)
Income tax provision (benefit)	(45)	47	55	16	62
Changes in operating assets and liabilities	20	19	(18)	34	138
Change in deferred income taxes	87	(35)	(50)	(17)	(68)
Loss on deferred compensation	3	0	0	0	0
Acquisition-related costs	6	2	10	1	2
Severance expense	6	2	0	-	-
Write-off of debt issuance costs	(1)	(0)	(4)	-	-
System conversion costs	-	5	5	0	1
Rebranding costs	-	1	7	1	2
Other (income) expense, net	(1)	(4)	5	(3)	(13)
Adjusted EBITDA less capital expenditures	**$264**	**$283**	**$307**	**$100**	**$399**

Note: See the Disclaimer for further information on information presented for the years ended December 31, 2017, 2018, and 2019, Q3 2020, and on an illustrative LQA Q3 2020 basis. Numbers may not sum due to rounding.